Principal Funds, Inc.

Supplement dated November 2, 2015
to the Statement of Additional Information dated March 1, 2015 as amended and restated May 18, 2015 and August 24, 2015
(as supplemented August 24, 2015, September 18, 2015, and October 9, 2015)

This supplement updates information contained in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Officers of the Fund
Add the following information to the Officers of the Fund table:

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Teri R. Root Des Moines, IA 50392 1979	Deputy Chief Compliance Officer (since 2015)	Director-PMC Compliance, PMC (since 2015) Vice President and Chief Compliance Officer, PMC (since 2015) Compliance Officer, PMC (2010-2013) Vice President, PSS (since 2015)

INVESTMENT ADVISORY AND OTHER SERVICES
Management Agreement
Please revise the Contractual Limits on Total Annual Fund Operating Expenses for Class P shares of the California Municipal and Tax-Exempt Bond Funds as follows:

Fund	P
California Municipal	0.52%*
Tax-Exempt Bond	0.53%*
*Expires 2/28/2017